Exhibit 10.1

AMENDMENT NO . 1 TO PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Purchase Agreement (the “Agreement”), dated as of December 16, 2024, by and among Samara Special Opportunities, a Cayman Islands exempted company (the “Acquirer”), Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company (the “SPAC”), Europe Acquisition Holdings Limited (the “Sponsor”), and each of Peter McKellar, Baroness Ruby McGregor-Smith, Pam Jackson, Laurence Ponchaut, and Adah Almutairi (each, a “Seller”, and collectively with the Sponsor, the “Selling Parties”, and together with the Acquirer and SPAC, the “Parties”), is entered into as of May 26, 2025, by each of the Parties to the Agreement.

WHEREAS, pursuant to the Agreement, the Selling Parties agreed to sell, and Acquirer agreed to purchase, an aggregate of 6,037,499 Class A ordinary shares, 1 Class B share, and 11,690,000 Private Placement Warrants of SPAC (the “Transferred Securities”), for an aggregate purchase price of $1.00;

WHEREAS, each of the Selling Parties retained certain Class A Shares and/or Private Placement Warrants following the closing of the Transaction (the “Retained Securities”);

WHEREAS, the Parties now desire to amend the Agreement to provide for the automatic forfeiture and extinguishment of a portion of the Retained Securities upon the closing of a Business Combination (as defined in the Agreement) by the SPAC;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Automatic Forfeiture. Upon the closing of a Business Combination, each Selling Party shall, at the direction of the Acquirer, forfeit and surrender for cancellation, for no additional consideration, the number of securities set forth in the following table (the “Forfeiture”):

Selling Party	Class A Shares to be Forfeited	Private Placement Warrants to be Forfeited
Peter McKellar	61,125	*
Baroness Ruby McGregor-Smith	91,688	*
Pam Jackson	3,827	*
Laurence Ponchaut	3,827	*
Adah Almutairi	3,827	*
Europe Acquisition Holdings Limited	752,582	1,002,000

2. Cooperation. Each Selling Party shall cooperate in good faith and execute and deliver such instructions, letters, instruments, or other documents as may be reasonably requested by SPAC, Acquirer, or their agents (including SPAC’s transfer agent) to effectuate the forfeiture and cancellation of the securities subject to the Forfeiture. If any Selling Party fails to comply with the foregoing agreements, such Selling Party hereby irrevocably appoints Acquirer as its attorney in fact to execute and deliver any and all agreements and instruments necessary to effectuate such agreements. The obligations of each Selling Party shall be several, and not joint and several, and no Selling Party shall be obligated to take any actions with respect to any other Selling Party or be responsible for any other Selling Party’s actions or lack thereof.

3. No Other Amendments. Except as specifically amended hereby, all terms, provisions, and conditions of the Agreement shall remain in full force and effect and are hereby confirmed in all respects.

4. Miscellaneous. The provisions of Section 17 of the Agreement (Miscellaneous) are hereby incorporated into this Amendment by reference and shall apply to this Amendment mutatis mutandis.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIRER:

SAMARA SPECIAL OPPORTUNITIES

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Member

SPAC:

INVESTCORP EUROPE ACQUISITION CORP I

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Chief Executive Officer

SPONSOR:

EUROPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Rohit Nanda
Name:	Rohit Nanda
Title:	Director

/s/ Peter Mckellar
PETER MCKELLAR

/s/ Baroness Ruby Mcgregor-Smith
BARONESS RUBY MCGREGOR-SMITH

/s/ Pam Jackson
PAM JACKSON

/s/ Laurence Ponchaut
LAURENCE PONCHAUT

/s/ Adah Almutairi
ADAH ALMUTAIRI

[Signature Page to Purchase Agreement]

3